UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2020

Ollie's Bargain Outlet Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37501	80-0848819
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.

6295 Allentown Boulevard Suite 1 Harrisburg, Pennsylvania	17112
(Address of Principal Executive Offices)	(Zip Code)

(717) 657-2300
(Registrant’s Telephone Number, Including Area Code)

 Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	OLLI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2020, Omar Segura, age 58, the Company’s Senior Vice President, Store Operations, announced his intent to retire and separate from employment from Ollie’s Bargain Outlet Holdings, Inc. (the “Company”), effective as of the close of business on May 1, 2020. Mr. Segura will continue to serve in his respective capacity with the Company until his retirement date. There were no disagreements between the Company and Mr. Segura on any matter relating to the Company’s operations, policies or practices.

Item 8.01	Other Events.

In connection with Mr. Segura’s forthcoming retirement and pursuant to the Company’s executive transition plan, Scott Osborne has been promoted to Vice President of Store Operations, effective as of February 27, 2020.

Mr. Osborne has been with the Company since April 2002, serving most recently as Regional Vice President of Stores. During his time with the Company, Mr. Osborne has held several roles of increased responsibility within store operations, including Regional Director of Stores and District Team Leader, as well as roles in the loss prevention department. Mr. Osborne graduated from Towson State University in 2000 after serving in the United States Army, Special Operations, for eight years.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this report:

EXHIBIT INDEX
Exhibit No.	Description

99.1	Press Release issued on February 27, 2020 of Ollie’s Bargain Outlet Holdings, Inc.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLLIE’S BARGAIN OUTLET HOLDINGS, INC.

Date: February 27, 2020	By:	/s/ Jay Stasz
Name: Jay Stasz
Title: Senior Vice President and Chief Financial Officer

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